EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of October 12, 2006, by and among Patron Systems, Inc., a Delaware corporation (the "COMPANY"), Laidlaw & Co. (UK) Ltd. (the "PLACEMENT AGENT") and each purchaser of securities of the Company pursuant to a Subscription Agreement (as defined below) (each a "PURCHASER" and collectively, the "PURCHASERS").

         This Agreement is made pursuant to Subscription Agreements by and between the Company and each Purchaser (the "SUBSCRIPTION AGREEMENT"), submitted in accordance with and subject to the terms and conditions described in the Subscription Agreement and the Confidential Information Memorandum of the Company dated as of August 29, 2006, including all documents incorporated by reference therein and all attachments, schedules and exhibits thereto, (collectively, the "PPM"), relating to the offering (the "OFFERING") by the Company, on a "reasonable efforts" basis of its units (each a "UNIT," and, collectively, the "UNITS"), on a 30 Unit ($3,000,000) minimum amount and a 50 Unit ($5,000,000) maximum amount, at a price of $100,000 per Unit. Each Unit consists of (i) twenty (20) shares of the Company's Series B Convertible Preferred Stock (the "PREFERRED STOCK") and (ii) a warrant (the "INVESTOR WARRANTS"), to purchase that number of shares of Common Stock which is equal to 50% of the Conversion Shares underlying the Preferred Stock. The Conversion Shares (as defined below) and Warrant Shares (as defined below) have the registration rights as set forth herein.

         The Company and the Purchasers hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the PPM shall have the meanings given such terms in the PPM. As used in this Agreement, the following terms shall have the following meanings:

         "AGENT WARRANTS" means the Common Stock purchase warrants issued to the Placement Agent as a portion of the consideration for the Placement Agent's services in connection with the Offering.

         "COMMISSION"   means  the  United   States   Securities   and  Exchange
Commission.

         "COMMON STOCK" means common stock of the Company, $0.01 par value per share.

         "CONVERSION SHARES" means the shares of Common Stock issuable upon conversion of the Preferred Stock.

         "EFFECTIVENESS  PERIOD"  shall  have the  meaning  set forth in SECTION
2(a).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FILING DATE" means any date within ninety (90) days from the final Closing Date.

         "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities (including any permitted assignee).

         "INDEMNIFIED PARTY" shall have the meaning set forth in SECTION 5(C).

         "INDEMNIFYING PARTY" shall have the meaning set forth in SECTION 5(C).

         "LOSSES" shall have the meaning set forth in SECTION 5(A).

         "PERSON" shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind.

         "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "PROSPECTUS"   means  the  prospectus   included  in  the  Registration
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "REGISTRABLE SECURITIES" means (i) the Conversion Shares, (ii) the Warrant Shares, (iii) any shares of Common Stock issued as dividend payments on the Preferred Stock, (iv) any shares of Common Stock underlying any shares of Preferred Stock or other securities convertible into Common Stock issued as dividend payments on the Preferred Stock, (v) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution or recapitalization, and (vi) any shares of Common Stock issued or issuable pursuant to anti-dilution provisions or similar event with respect to any of the foregoing in connection with or pursuant to the provisions of the Preferred Stock or the Warrants.

         "REGISTRATION STATEMENT" means any of the registration statements required to be filed hereunder (which, at the Company's option, may be an existing  registration  statement  of the  Company  previously  filed  with  the
Commission,   but  not  declared  effective),   including  (in  each  case)  the
Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

         "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.


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         "RULE 424" means Rule 424 promulgated by the Commission pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market on which it is listed, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if trades of the Common Stock are not reported by the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions or reporting prices); provided that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

         "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market or the over-the-counter market.

         "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

         "WARRANTS" means the Investor Warrants and the Agent Warrants.

         2.       REGISTRATION.

                  (a) MANDATORY REGISTRATION. In the event that all of the Registrable Securities have not been included in a Registration Statement declared effective by the Commission, prior to, and which remains effective as of, the Filing Date, then, in the absence of the foregoing, the Company shall prepare and file with the Commission, no later than the Filing Date, a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form SB-1, Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-1, Form SB-2 or Form S-3, in which case the Registration Statement shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain the Plan of Distribution, attached hereto as ANNEX A (which may be modified to respond to comments, if any, received by the Commission). The Company shall cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date when all Registrable Securities covered by the Registration Statement (a) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any limitation pursuant to Rule 144(k) (the "EFFECTIVENESS PERIOD").


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                  (b)      PIGGYBACK  REGISTRATIONS  RIGHTS.  If,  at  any  time
during the Effectiveness Period, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, including without limitation, in connection with the registration of the Company's securities in a subsequent financing, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall include in such registration statement all of the Registrable Securities, provide immediate written notice of such inclusion within ten (10) business days prior to filing such Registration Statement with the Commission; PROVIDED, HOWEVER, that (i) if, at any time after giving written notice of is intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities.

         3. REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Not less than five (5) business days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Holders a draft of the Registration Statement.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

                  (c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders, subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that


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


purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) Promptly deliver to each Holder who so requests, a copy of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto (and, upon the request of the Holder such additional copies as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities). The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to SECTION 3(c).

                  (f) Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject itself to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

                  (g)      Upon the  occurrence  of any  event  contemplated  by
SECTION 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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


                  (h) Use its best efforts to comply with all applicable rules and regulations of the Commission relating to the registration of the Registrable Securities
                           pursuant to the Registration Statement or otherwise.

                  (i) The Company agrees that the Selling Shareholder Questionnaire attached hereto as EXHIBIT A, satisfies all of the information required to be provided by each Holder in connection with the Registration Statement. The Company shall not be required to include any Holder that does not complete, date and execute a Selling Shareholder Questionnaire.

                  (j) The Company shall either (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq Global Market or the Nasdaq Capital Market, or, (c) if the Company is unsuccessful in satisfying the preceding clauses (a) or (b), the Company shall secure the inclusion for quotation on The American Stock Exchange, Inc. or if it is unable to, the OTC Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this SECTION 3(J).

                  (k) The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder so long as any Holder owns any Registrable Securities; PROVIDED, HOWEVER, the Company may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and the Company shall take such further reasonable action as the Holder may reasonably request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement, other than fees and expenses of counsel or any other advisor retained by the Holders and discounts and commissions with respect to the sale of any Registrable Securities by the Holders. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses
(A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for
Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the


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


Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and for one (1) counsel for the Holders who shall be Gusrae, Kaplan, Bruno & Nusbaum PLLC, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

         5.       INDEMNIFICATION

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of such Holder, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses relating to an Indemnified Party's actions to enforce the provisions of this SECTION 5) (collectively, "LOSSES"), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved ANNEX A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in SECTION 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in SECTION 6(b), or (3) the failure of the Holder to deliver a prospectus prior to the confirmation of a sale, if such requirement is at such time required by law. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) INDEMNIFICATION BY HOLDERS. Each Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) the Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration


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Statement,  any  Prospectus,  or any form of prospectus,  or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished (or in the case of an omission, not furnished) in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in SECTION 3(C)(II)-(V), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in SECTION 6(B), or (3) the failure of the Holder to deliver a Prospectus prior to the confirmation of a sale, if such requirement is at such time required by law. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder from the sale of the Registrable Securities sold by it.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; PROVIDED, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified

Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; PROVIDED, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

                  (d)      CONTRIBUTION.  If a claim for  indemnification  under
SECTION 5(a) or SECTION 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in SECTION 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this SECTION 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

         The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.       MISCELLANEOUS.

                  (a) COMPLIANCE. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

                  (b) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in SECTION 3(c)(iii), (iv) AND (v) (a "DISCONTINUE NOTICE"), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. The Company shall not be entitled during any twelve (12) month period to give more than one
(1) Discontinue Notice, and any such Discontinue Notice shall not last more than five (5) Trading Days.

                  (c)      AMENDMENTS  AND  WAIVERS.   The  provisions  of  this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.

                  (d) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (ii) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Subscription Agreement.

                  (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.

                  (f)      EXECUTION.   By   execution   of   the   Subscription
Agreement, each Purchaser agrees to all terms and conditions set forth in this Agreement as if such Purchaser had executed this Agreement directly.

                  (g) GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely and exclusively in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the IN PERSONAM jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

                  (h) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (i) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (j) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (k) INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement, on behalf of the Company as of the date first written above.

                                        PATRON SYSTEMS, INC


                                        By:    /S/ ROBERT CROSS
                                               ------------------------------
                                               Name: Robert Cross
                                               Title: Chief Executive Officer


                                        LAIDLAW & CO. (UK) LTD.


                                        By:________________________
                                             Name:
                                             Title:



              SEE OMNIBUS SIGNATURE PAGE FOR PURCHASERS' SIGNATURES

                                     ANNEX A

                              PLAN OF DISTRIBUTION


         The holders of Registrable Securities (the "SELLING STOCKHOLDERS") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

         o block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

         o an exchange distribution in accordance with the Rules of the applicable exchange;

         o        privately negotiated transactions;

         o        settlement of short sales;

         o broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         o        a combination of any such methods of sale; and

         o        any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         Broker/dealers engaged by the Selling Stockholders may arrange for other broker/dealers to participate in sales. Broker/dealers may receive commissions from the Selling Stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

         The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

         The Selling Stockholders and any broker/dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker/dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

         The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

EXHIBIT A

                        SELLING STOCKHOLDER QUESTIONNAIRE


Patron Systems, Inc.
5775 Flatiron Parkway, Suite 230
Boulder, Colorado 80301

Ladies and Gentlemen:

         I acknowledge that I am a holder of securities of Patron Systems, Inc. (the "COMPANY"). I understand that I will be named as a selling stockholder in the prospectus that forms a part of the registration statement on Form SB-2 (or other applicable form) that the Company will file with the Securities and Exchange Commission to register under the Securities Act of 1933, as amended, the securities I expect to sell. The Company will use the information that I provide in this Questionnaire to ensure the accuracy of the registration statement and the prospectus.

--------------------------------------------------------------------------------
                          PLEASE ANSWER EVERY QUESTION.
                 IF THE ANSWER TO ANY QUESTION IS "NONE" OR "NOT
                         APPLICABLE," PLEASE SO STATE.
--------------------------------------------------------------------------------

1. NAME. Type or print your name exactly as it should appear in the Registration Statement.

                  --------------------------------------------------------------

2. CONTACT INFORMATION. Provide the address, telephone number and fax number where you can be reached during business hours.

         ADDRESS:
                      ----------------------------------------------------------


                      ----------------------------------------------------------

         PHONE:
                      ----------------------------------------------------------

         FAX:
                      ----------------------------------------------------------

3. RELATIONSHIP WITH THE COMPANY. Describe the nature of any position, office or other material relationship you have had with the Company during the past three years.

         -----------------------------------------------------------------------


         -----------------------------------------------------------------------

4. ORGANIZATIONAL STRUCTURE. Please indicate or (if applicable) describe how you are organized.

         (a)      Are you a NATURAL  PERSON?                      |_| Yes |_| No
                  (IF SO, PLEASE MARK THE BOX AND SKIP
                  TO QUESTION 5)

         (b) Are you a REPORTING COMPANY under the 1934 Act? |_| Yes |_| No (IF SO, PLEASE MARK THE BOX AND SKIP
                  TO QUESTION 5)

         (c)      Are you a MAJORITY-OWNED  SUBSIDIARY of a
                  reporting company under the 1934 Act?           |_| Yes |_| No
                  (IF SO, PLEASE MARK THE BOX AND SKIP
                  TO QUESTION 5)

         (d)      Are you a REGISTERED INVESTMENT FUND under
                  the 1940 Act?                                   |_| Yes |_| No
                  (IF SO, PLEASE MARK THE BOX AND SKIP
                  TO QUESTION 5)

If you have answered "no" to all of the foregoing  questions,  please  describe:
(i) the exact legal description of your entity (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above), (iii) the names of each person or persons having voting and investment control over the Company's securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

LEGAL DESCRIPTION OF ENTITY:
                            ----------------------------------------------------

NAME OF ENTITY(IES) MANAGING SUCH ENTITY (IF ANY):
                                                   -----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAME OF ENTITY(IES) MANAGING SUCH ENTITY(IES) (IF ANY):
                                                         -----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAME(S) OF NATURAL PERSONS HAVING VOTING OR INVESTMENT
CONTROL OVER THE SHARES HELD BY SUCH ENTITY(IES):
                                                   -----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. OWNERSHIP OF THE COMPANY'S SECURITIES. This question covers your beneficial ownership of the Company's securities. Please consult the APPENDIX A to this Questionnaire for information as to the meaning of "beneficial ownership." State the number of shares of the Company's common stock that you beneficially owned as of the date this Questionnaire is signed:

                  NO. OF SHARES OF STOCK
                                          --------------------------------------

6. ACQUISITION OF SHARES. Please describe below the manner in which you acquired your shares of Common Stock of the Company including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the "ACQUISITION DOCUMENTS"). Please forward such documents used to acquire your shares as provided below.

7. PLAN OF DISTRIBUTION. I have reviewed the proposed "Plan of Distribution" attached to this Registration Rights Agreement as ANNEX A, and agree that the statements contained therein reflect my intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, I have communicated in writing to one of the parties listed above my signature on page 6 any changes to the proposed "Plan of Distribution" that are required to make these statements accurate and complete. |_|
         (PLEASE CHECK THE BOX IF YOU HAVE MADE ANY CHANGES TO APPENDIX B)

8. RELIANCE ON RESPONSES. I acknowledge and agree that the Company and its legal counsel shall be entitled to rely on my responses in this Questionnaire in all matters pertaining to the registration statement and the sale of any shares of common stock of the Company pursuant to the registration statement.

9. NASD. The National Association of Securities Dealers, Inc. ("NASD") may request, in connection with their review of the Registration Statement and Prospectus under the Securities Act of 1933, as amended, that the Company inform them of the names of all persons who purchased securities from the Company, together with any affiliations with the NASD of such purchasers. In order to aid the Company in responding to such request, the undersigned furnishes the following information:

         PART A: DETERMINATION OF RESTRICTED PERSON STATUS:

              PLEASE CHECK ALL APPROPRIATE CATEGORIES.

                  The undersigned is:

                      ___  (i) a broker-dealer;

                      ___  (ii)   an   officer,   director,   general   partner,
                           associated person(1) or employee of a broker-dealer (other than a limited business broker-dealer)(2);

                      ___ (iii) an agent of a broker-dealer (other than a limited business broker-dealer) that is engaged in the investment banking or securities business;


--------
(1) A person "associated with" a broker-dealer includes any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a broker-dealer, any partner, director, officer or sole proprietor of a broker-dealer.

(2) A limited business broker-dealer is any broker-dealer whose authorization to engage in the securities business is limited solely to the purchase and sale of investment company/variable contracts securities and direct participation program securities.

                      ___ (iv) an immediate family member(3) of a person described in (ii) or (iii) above. Under certain circumstances, if the undersigned checks this category, he/she/it may be able to participate in New Issue investments. The Company may request additional information in order to determine the eligibility of the undersigned under this Restricted Person category;

                      ___ (v) a finder or any person acting in a fiduciary capacity to a managing underwriter, including, but not limited to, attorneys, accountants and financial consultants;

                      ___ (vi) a person who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor or collective investment account(4) (including a private investment vehicle such as a hedge fund or an offshore fund);

                      ___ (vii) an immediate family member of a person described in (v) or (vi) above who materially supports(5), or receives material support from, the undersigned;

                      ___ (viii) a person listed or required to be listed in Schedule A, B or C of a Form BD (other than with respect to a limited business broker-dealer), except persons whose listing on Schedule A, B or C is related to a person identified by an ownership code of less than 10% on Schedule A;

                      ___ (ix) a person that (A) directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule A of a Form BD or
                           (B) directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed in Schedule B of a Form BD, in each case (A) or (B), other than a reporting company that is listed on a national securities exchange or is traded on the Nasdaq Global Market, or other than with respect to a limited business broker/dealer;

                      ___ (x) an immediate family member of a person described in (viii) or (ix) above. Under certain circumstances, if the undersigned places a check next to this category, he/she/it may be able to participate in New Issue investments. The Company may request additional information in order to determine the eligibility of the undersigned under this Restricted Person category;

                      ___ (xi) any entity (including a corporation, partnership, limited liability company, trust or other entity) in which any person or persons listed in (i)-(x) above has a beneficial interest(6); or

                     ___   None  of  the   above   categories   apply   and  the
                           undersigned is eligible to participate in New Issue securities.

----------
(3) The term "Immediate family" includes the lnvestor's: (i) parents, (ii) mother-in-law or father-in-law. (iii) husband or wife, (iv) brother or sister,
(v) brother-in-law or sister-in-law, (vi) son-in-law or daughter-in-law, (vii) children, and (viii) any other person who is supported, directly or indirectly, to a material extent by an officer, director, general partner, employee, agent of a broker-dealer or person associated with a broker-dealer.

(4) A "collective investment account" is any hedge fund, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities. investment clubs (groups of individuals who pool their money to invest in stock or other securities and who are collectively responsible for making investment decisions) and family investment vehicles (legal entities that are beneficially owned solely by immediate family members (as defined above)) are NOT considered collective investment accounts.

(5) The term "material" support" means directly or indirectly providing more than 25% of a person's income in the prior calendar year or living in the same household with a member of one's Immediate family.

(6) The term `beneficial interest" means any economic interest such as the right to share in gains or losses. The receipt of a management or performance based fee for operating a collective investment account, or other fee for acting in a fiduciary capacity, is NOT considered a beneficial interest in the account; however, if such fee is subsequently invested into the account (as a deferred fee arrangement or otherwise), it is considered a beneficial interest in that account.

PART B:  DETERMINATION OF EXEMPTED ENTITY STATUS:

         The undersigned  is:

                      ___ (i) a publicly-traded entity (other than a broker-dealer or an affiliate of a broker-dealer, where such broker-dealer is authorized to engage in the public offering of New Issues either as a selling group member or underwriter) that is listed on a national securities exchange or traded on the Nasdaq Global Market or is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange or trading on the Nasdaq Global Market;

                      ____ (ii)  an  investment  company  registered  under  the
                           Investment Company Act of 1940, as amended;

                      ____ (iii) a corporation,  partnership,  limited liability company, trust or any other entity (including a private investment vehicle such as a hedge fund or an offshore fund, or a broker-dealer organized as an investment partnership) and

                                    (A) the  beneficial  interests of Restricted
                                    Persons do not exceed in the  aggregate  10%
                                    of such entity; or

                                    (B)  such  entity  limits  participation  by
                                    Restricted Persons to not more than 10% of the profits and losses of New Issues;

                      ____ (iv) an investment  company  organized under the laws of a foreign jurisdiction and

                                    (A) the  investment  company  is listed on a
                                    foreign  exchange or authorized  for sale to
                                    the   public   by   a   foreign   regulatory
                                    authority; and

                                    (B) no  person  owning  more  than 5% of the
                                    shares  of  the  investment   company  is  a
                                    Restricted Person;

                      ____ (v) (A) an  employee  benefits  plan  under  the U.S.
                           Employee Retirement Income Security Act of 1974, as amended, that is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "CODE") and such plan is not sponsored solely by a broker-dealer, (B) a state or municipal government benefits plan that is subject to state and/or municipal  regulation  or  (C) a  church  plan  under
                           Section 414(e) of the Code;

                      ___  (vi)  a  tax  exempt  charitable  organization  under
                           Section 501(c)(3) of the Code;

                      ___ (vii) a common trust fund or similar fund as described in Section 3(a)(12)(A)(iii) of the Securities Exchange Act of 1934, as amended, and the Company

                                    (A)  has  investments  from  1,000  or  more
                                    accounts, AND

                                    (B) does not limit beneficial interests in the Company principally to trust accounts of Restricted Persons; or

                      ___ (viii) an insurance company general, separate or investment account, and

                                    (A) the account is funded by  premiums  from
                                    1,000  or  more  policyholders,   or,  if  a
                                    general account, the insurance company has 1,000 or more policyholders, AND

                                    (B) the insurance company does not limit the
                                    policyholders  whose  premiums  are  used to
                                    fund the account  principally  to Restricted
                                    Persons,  or,  if  a  general  account,  the
                                    insurance   company   does  not   limit  its
                                    policyholders   principally   to  Restricted
                                    Persons.

         Please acknowledge that your answers to the foregoing questions are true and correct to the best of your information and belief by signing and dating this Questionnaire where indicated below. Please return the completed executed questionnaire VIA FAX to Ms. Heidi Newton, Patron Systems, Inc. at +1
(303) 245-7346 AS SOON AS POSSIBLE.

         If at any time you discover that your answer to any question was inaccurate, or if any event occurring after your completion hereof would require a change in your answer to any questions, please immediately contact Ms. Heidi Newton via fax at +1 (303) 245-7346.





Date:                     , 200
      ---------------------------         --------------------------------------
                                             (PRINT NAME OF SELLING STOCKHOLDER)

                                          By:
                                                   -----------------------------
                                                            (SIGNATURE)

                                          Name:
                                                   -----------------------------
                                                           (PRINT NAME)

                                          Title:
                                                   -----------------------------

                                   APPENDIX A

1.       DEFINITION OF "BENEFICIAL OWNERSHIP"

         (a) A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

                  (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

                  (2) Investment power which includes the power to dispose, or direct the disposition of, such security.

                  Please note that EITHER voting power OR investment power, OR both, is sufficient for you to be considered the beneficial owner of shares.

         (b) Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

         (c) Notwithstanding the provisions of paragraph (a), a person is deemed to be the "beneficial owner" of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security;
                  (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in paragraphs (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.